SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                  Date of Event Requiring Report: May 14, 2004

                                 TelcoBlue, Inc.
                           (Exact Name of Registrant)


Delaware                                                     43-1798970
------------------------------------------------------------------------------
(State of Incorporation)                            (I.R.S. Employer ID Number)



                              3166 Custer Dr., #101
                               Lexington, KY 40517
------------------------------------------------------------------------------
           (Address of Principal Executive Offices including Zip Code)

                                  859-245-5252
------------------------------------------------------------------------------
                           (Issuer's Telephone Number)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT.

(a) (1) On May 14, 2004, Registrant changed its certifying accountants from Malone and Bailey, PLLC, to LL Bradford & Company, 3441 S. Eastern Ave., Las Vegas, NV 89101.

(i) The Company dismissed Malone and Bailey, PLLC as its independent accountant;

(ii) The report of Malone and Bailey, PLLC for the past two years has not contained an adverse opinion or disclaimer of opinion and was not qualified as to audit scope or accounting principles during the past two fiscal years, ability to continue as a going concern;

(iii) The decision to change accountants was approved by the Registrant's Board of Directors; and

(iv)

(v) (A) There was no disagreements related to accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the past two fiscal years and through the date of dismissal.

      (B) Not applicable;

      (C) Not applicable;

      (D) Not applicable; and

      (E) Not applicable.

(2) On May 17, 2004, the Registrant engaged LL Bradford & Company as its independent accountants.

      (i) The Registrant did not consult with LL Bradford & Company its new independent accountants, regarding any matter prior to its engagement; and

      (ii)  Not applicable.

(3) The Registrant has provided to Malone and Bailey, PLLC its former accountants, a copy of the disclosures contained in this item 4 and the Registrant has requested a letter from Malone and Bailey, PLLC addressed to the Commission, confirming the statements made by the Registrant in this Item 4.
      (b) Not applicable.

ITEM 7. FINACIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibit "A". A letter from Malone and Bailey, PLLC regarding change of registrant's accountancy will be submitted upon receipt and filed thereupon as an amended Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto dully authorized.

Date:  May 14, 2004

telcoBlue, Inc.

By: /S/
    -----------------------------------
        James N. Turek, President & CEO